EXHIBIT 10.1


          Giant Industries, Inc. & Affiliated Companies 401(K)
                                 Plan


                   The CORPORATEplan For RetirementSM
                            Service Agreement

EXECUTION PAGE (FIDELITY'S COPY)

This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

                                          Original
Service Agreement                      Effective Date  Revision Date(s)
-----------------                      --------------  ----------------
Articles I and II                        01/01/1996
                                       --------------  ----------------
Appendix A - Investment Schedule
             and Services              --------------  ----------------
Appendix B - Enrollment and
             Education Services        --------------  ----------------
Appendix C - Contribution Processing
             Services                  --------------  ----------------
Appendix D - Loan and Withdrawal
             Services                  --------------  ----------------
Appendix E - Compliance Services
                                       --------------  ----------------
Appendix F - Miscellaneous Additional                     09/30/2005
             Services                  --------------  ----------------

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Employer:                              Employer:
/s/ NATALIE R. DOPP
----------------------------------     ----------------------------------
(Signature)                            (Signature)
Natalie R. Dopp
----------------------------------     ----------------------------------
(Print Name)                           (Print Name)
Vice President, Human Resources
----------------------------------     ----------------------------------
(Title)                                (Title)
9/27/05
----------------------------------     ----------------------------------
(Date)                                 (Date)

Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates two authorized signatures.

Fidelity Management Trust Company:

----------------------------------
(Signature)

----------------------------------
(Print Name)

----------------------------------
(Title)

----------------------------------
(Date)

EXECUTION PAGE (EMPLOYER'S COPY)

This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

                                          Original
Service Agreement                      Effective Date  Revision Date(s)
-----------------                      --------------  ----------------
Articles I and II                        01/01/1996
                                       --------------  ----------------
Appendix A - Investment Schedule
             and Services              --------------  ----------------
Appendix B - Enrollment and
             Education Services        --------------  ----------------
Appendix C - Contribution Processing
             Services                  --------------  ----------------
Appendix D - Loan and Withdrawal
             Services                  --------------  ----------------
Appendix E - Compliance Services
                                       --------------  ----------------
Appendix F - Miscellaneous Additional                     09/30/2005
             Services                  --------------  ----------------

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Employer:                              Employer:
/s/ NATALIE R. DOPP
----------------------------------     ----------------------------------
(Signature)                            (Signature)
Natalie R. Dopp
----------------------------------     ----------------------------------
(Print Name)                           (Print Name)
Vice President, Human Resources
----------------------------------     ----------------------------------
(Title)                                (Title)
9/27/05
----------------------------------     ----------------------------------
(Date)                                 (Date)

Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates two authorized signatures.

Fidelity Management Trust Company:

----------------------------------
(Signature)

----------------------------------
(Print Name)

----------------------------------
(Title)

----------------------------------
(Date)

APPENDIX F - MISCELLANEOUS

The provision(s) as identified in this Appendix F shall supercede the referenced provision(s) of this Agreement, subject to the terms and conditions contained herein. For provision(s) below identified as exceptions to the Plan (requiring an amendment to the CORPORATEplan for RetirementSM), the Employer hereby agrees to obtain a favorable determination letter on the Plan from the Internal Revenue Service.


Title:  Amendment to Compensation
Description: The Employer will provide an amendment that excludes any amount realized from the exercise of qualified or nonqualified stock options and any Compensation for the portion of the Plan Year during which the employee is classified by the Employer as an employee of Giant Yorktown, Inc. from the definition of Compensation.

                                           Exception Fee: Fee Waived

Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).

Title:  Amendment to Investment Direction
Description: The Employer will provide an amendment that allows for Employer investment direction from one of the Non-Elective Employer Contribution accounts and Employee Investment direction from the other Non-Elective Employer Contribution account.

                                           Exception Fee: Fee Waived

Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).

Title:  Amendment to Non-Elective Employer Contribution
Description: The Employer will provide an amendment that allows it to decide upon funding of each contribution if the Employer or Employee will direct investment.

                                           Exception Fee: Fee Waived

Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).

Title:  Amendment to Investment Direction
Description: The Employer will provide an amendment that allows for employee investment direction in all restricted accounts as described in the amendment.

                                           Exception Fee: Fee Waived

Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).

Title:  Nonelective Employer Contributions
Description: The Employer will provide an amendment that allows for a different Nonelective Employer Contribution for different groups of Participants. This provision may call for additional non-discrimination testing not included in Fidelity's Package Testing services for this plan.

                                           Exception Fee: Fee Waived

Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).


Title:  Employer Matching Contribution
Description: The Employer will provide an amendment that allows for different Matching Contributions for different groups of Participants. This provision may call for additional nondiscrimination testing not included in Fidelity's Package Testing services for this Plan.

                                           Exception Fee: Fee Waived

Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).

Title:   Matching Contribution on Employee After-Tax Contributions
Description: The Employer will provide an amendment that allows for Matching Employer Contributions to be made on Employee After-Tax Contributions for specific groups of Participants as identified in their Amendment. This provision may call for additional nondiscrimination testing not included in Fidelity's Package Testing services for the Plan.

                                           Exception Fee: Fee Waived

Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached)

Title:   Matching Contributions on Catch-Up Contributions
Description: The Employer will provide an amendment that allows for a Matching Employer Contribution to be made on Age 50 Catch-up Contributions for specific groups of Participants as identified in their Amendment. This provision may call for additional non-discrimination testing not included in Fidelity's Package Testing services for the Plan.

                                           Exception Fee: Fee Waived

Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).

Title:   Change to Withdrawal Policy in Appendix D
Description: Effective 4/14/04: Hardship availability will be amended as follows: Payment of funeral expenses for the Participant's spouse, children or dependents will be permitted.

                                           Exception Fee: Fee Waived

Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).

Title:   True Up Matching Calculation
Description: Effective 1/1/2004: Giant Industries to provide an amendment for a true-up matching contribution for all plan participants who were employed on the last day of the plan year and who were not classified as employees of Giant Yorktown.

                                           Exception Fee: Fee Waived

Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).

Title:   Change to Loan Policy in Appendix D
Description: Participant will be permitted to initiate up to two loans in a given plan year. While Fidelity will produce Participant communication materials and forms for use by the Employer, the Employer must provide any necessary language summarizing this provision as well as identify which materials and forms would use this language.

                                           Exception Fee: Fee Waived

Title:   Change to Loan Policy in Appendix D
Description: Loan availability is to be computed based on the entire account balance except for the Non-Elective Employer Contribution Stock (EMPLOYER CONTRIB STOCK SOURCE) and the ESOP Transfer Stock (TRANSFER ASSETS STOCK SOURCE) accounts and is to be withdrawn from those same accounts. While Fidelity will produce Participant communication materials and forms for use by the Employer, the Employer must provide any necessary language summarizing this provision as well as identify which materials and forms would use this language.

                                           Exception Fee: Fee Waived

                          Attachment to Appendix F
                                   of the
              CORPORATEplan for RetirementSM Service Agreement

Article II, Section 2 of the CORPORATEplan for RetirementSM Service Agreement provides that the Employer may not add, delete, or modify the CORPORATEplan for RetirementSM prototype documents in any way without the written consent of Fidelity. In Appendix F of the CORPORATEplan for RetirementSM Service Agreement, Fidelity gave its written consent that this provision be waived solely for the purpose of allowing the company to make a certain amendment or amendments to the prototype plan. The Employer will be responsible for drafting each amendment to which reference is made in Appendix F. As a result of any such amendment, the Employer's Plan will not be able to rely on the opinion letter Fidelity received from the IRS for the CORPORATEplan for RetirementSM with respect to the Employer's Plan. The Employer's Plan will be individually designed, and the Employer will incur the 'user' fee for an individually designed plan instead of the fee for a prototype plan in filing for an IRS determination letter. The Employer will be responsible for the continuing qualification of the plan, including amending it to comply with the required Internal Revenue Service guidelines. Fidelity will provide the Employer with a copy of any model amendments or updates to the Fidelity Prototype plan. The Employer shall be responsible for amendments to retain the provision allowed by Appendix F (if so desired) in any restated version of the Fidelity Prototype Plan adopted by the Employer. The Employer understands that Fidelity will only produce a sample Summary Plan Description for the Employer's Plan which will not include language summarizing any amendment(s). Finally, the Employer must give Fidelity the opportunity to review any other amendment that the Employer proposes to the Plan, allowing Fidelity to approve or reject the amendment based upon its impact on the recordkeeping of the Plan as a qualified plan.

                       SEVENTH AMENDMENT TO THE
      Giant Industries, Inc. & Affiliated Companies 401(k) Plan


     WHEREAS, Giant Industries, Inc. (the "Corporation") has adopted and subsequently amended and restated the Giant Industries, Inc. & Affiliated Companies 401(k) Plan (the "Giant Plan"), in the form of The CORPORATEplan for Retirement- Profit Sharing/40l(k) Plan Fidelity Basic Plan Document No. 02 (a prototype plan sponsored by Fidelity Management and Research Corporation), by executing an Adoption Agreement; and

     WHEREAS, Giant Industries, Inc. (the "Corporation") has adopted and subsequently amended and restated the Giant Yorktown 401(k) Retirement Savings Plan (the "Yorktown Plan"), in the form of The CORPORATEplan for RetirementSM Profit Sharing/40l(k) Plan Fidelity Basic Plan Document No. 02 (a prototype plan sponsored by Fidelity Management and Research Corporation), by executing an Adoption Agreement; and

     WHEREAS, Section 16.02 of The CORPORATEplan for RetirementSM Profit Sharing/401(k) Plan Fidelity Basic Plan Document No. 02 provides for the amendment of the Plan by the Employer; and

     NOW THEREFORE,

     1. Effective September 30, 2005, Section 1.23(c) (1) is amended by adding the following at its conclusion:

        Effective September 30, 2005, a Participant who has 15 or more years of service may direct the Trustee regarding the investment of up to 25% of the Nonelective Employer Contribution and Transfer Account otherwise invested at the employer's direction in the Employer Stock Fund (source line 06 - Employer Contribution Stock and source line 08 - Transfer Assets Stock) Effective October 7, 2005, the 25% limit in the preceding sentence shall be increased to 50%; effective October 14, 2005 to 75%; and effective October 21, 2005 to 100%.

        Effective September 30, 2005, a Participant who has 10 to 14 years of service may direct the Trustee regarding the investment of up to 12-1/2% of the Nonelective Employer Contribution and Transfer Account otherwise invested at the Employer's direction in the Employer Stock Fund (source line 06 - Employer Contribution Stock and source line 08 - Transfer Assets Stock). Effective October 7, 2005, the 12-1/2% limit in the preceding sentence shall be increased to 25%; effective October 14, 2005 to 37-1/2%; and effective October 21, 2005 to 50%.

        Effective September 30, 2005, all Inactive Participants who have terminated employment may direct the Trustee regarding the investment of all or a portion of their entire account balance.

IN WITNESS WHEREOF the Employer has caused this amendment to be executed this 27th day of September, 2005 by its duly authorized officer, effective as stated herein.


                                   GIANT INDUSTRIES, INC.

                                   By:    /s/ NATALIE R. DOPP
                                         ----------------------------------

                                   Title: Vice President, Human Resources
                                         ----------------------------------